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                                                                  EXHIBIT 10.47


                                VOTING AGREEMENT

       VOTING AGREEMENT (this "Agreement"), dated as of July 7, 1998, among CHANCELLOR MEDIA CORPORATION, a Delaware corporation ("Chancellor"), and RANGER EQUITY PARTNERS, L.P., a Delaware limited partnership (the "Stockholder").

       WHEREAS, Chancellor and RANGER EQUITY HOLDINGS CORPORATION, a Delaware corporation (the "Company"), propose to enter into an Agreement and Plan of Merger dated as of the date hereof (as the same may be amended or supplemented, the "Merger Agreement"; capitalized terms used but not defined herein shall have the meanings set forth in the Merger Agreement) providing for the merger of the Company with and into Chancellor (the "Merger"), upon the terms and subject to the conditions set forth in the Merger Agreement;

       WHEREAS, the Stockholder owns 403,071,532 shares of Common Stock, $0.01 par value, of the Company (the "LIN Common Stock") (such shares of LIN Common Stock, together with any other shares of capital stock of the Company acquired by such Stockholder after the date hereof and during the term of this Agreement, being collectively referred to herein as the "Subject Shares"), constituting approximately 74.7% of the issued and outstanding shares of LIN Common Stock (based solely on the Company's representations and warranties set forth in Section 2.2 of the Merger Agreement); and

       WHEREAS, as a condition to its willingness to enter into the Merger Agreement, Chancellor has requested that the Stockholder enter into this Agreement in order to ensure that the Company obtain the LIN Stockholders Approval (as defined in the Merger Agreement);

       NOW, THEREFORE, to induce Chancellor to enter into, and in consideration of its entering into, the Merger Agreement, and in consideration of the premises and the representations, warranties and agreements contained herein, the parties agree as follows:

              1. Representations and Warranties of the Stockholder. The Stockholder hereby represents and warrants to Chancellor as of the date hereof as follows:
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                     (a)    Authority; Noncontravention.  The Stockholder has
       all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by the Stockholder, and the consummation of the transactions contemplated hereby, have been duly authorized by all necessary partnership action on the part of the Stockholder. This Agreement has been duly authorized, executed and delivered by the Stockholder and constitutes a valid and binding obligation of the Stockholder enforceable in accordance with its terms. The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated hereby and compliance with the terms hereof (including Section 3 of this Agreement) will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time or both) under any provision of, the limited partnership agreement of the Stockholder, any trust agreement, loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, instrument, permit, concession, franchise, license, judgment, order, notice, decree, statute, law, ordinance, rule or regulation applicable to the Stockholder or to the Stockholder's property or assets, including the Stockholders Agreement referred to in subparagraph (b) below.

                     (b) The Subject Shares. The Stockholder is the record and beneficial owner of, and has good and marketable title to, the Subject Shares, free and clear of any claims, liens, encumbrances and security interests whatsoever. The Stockholder does not own, of record or beneficially, any shares of capital stock of the Company other than the Subject Shares. The Stockholder has the sole right to vote the Subject Shares. None of the Subject Shares is subject to any voting trust or other agreement, arrangement or restriction with respect to the voting of the Subject Shares, except as contemplated by this Agreement and that certain Stockholders Agreement, dated as of March 3, 1998, among the Company and the stockholders parties thereto (the "Stockholders Agreement"). The Stockholders Agreement does not prohibit, restrict or in any manner affect the right or power of the Stockholder to vote, consent or otherwise approve the Merger Agreement or to carry out and perform the terms of this Agreement.

       2. Representations and Warranties of Chancellor. Chancellor hereby represents and warrants to the Stockholder as of the date hereof that Chancellor has all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this





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Agreement by Chancellor, and the consummation of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of Chancellor. This Agreement has been duly executed and delivered by Chancellor and constitutes a valid and binding obligation of Chancellor enforceable in accordance with its terms. The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated hereby and compliance with the terms hereof will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time or both) under any provision of, the certificate of incorporation or bylaws of Chancellor, any trust agreement, loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, instrument, permit, concession, franchise, license, judgment, order, notice, decree, statute, law, ordinance, rule or regulation applicable to Chancellor or to Chancellor's property or assets.

       3. Covenants of the Stockholder. Until the termination of this Agreement in accordance with Section 6, the Stockholder agrees as follows:

                     (a) At any meeting of stockholders of the Company called to vote upon the Merger and the Merger Agreement or at any adjournment thereof or in any other circumstances upon which a vote, consent or other approval (including by written consent) with respect to the Merger and the Merger Agreement is sought, the Stockholder shall, including by initiating a written consent solicitation if requested by Chancellor, vote (or cause to be voted) the Subject Shares in favor of the Merger, the adoption by the Company of the Merger Agreement and the approval of the terms thereof and each of the other transactions contemplated by the Merger Agreement.

                     (b) At any meeting of the stockholders of the Company or at any adjournment thereof or in any other circumstances upon which the Stockholder's vote, consent or other approval is sought, the Stockholder shall vote (or cause to be voted) the Subject Shares against
       (i) any merger agreement or merger (other than the Merger Agreement and the Merger), consolidation, combination, sale of substantial assets, reorganization, recapitalization, dissolution, liquidation or winding up of or by the Company or any other takeover proposal or Acquisition Proposal as such term is defined in Section 4.5 of the Merger Agreement (an "Acquisition Proposal") or (ii) any amendment of the Company's certificate of incorporation or bylaws or other proposal or transaction involving the Company or any of its subsidiaries, which amendment or other proposal or transaction would in any manner





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       impede, frustrate, prevent or nullify the Merger, the Merger Agreement or any of the other transactions contemplated by the Merger Agreement or change in any manner the voting rights of the LIN Common Stock. The Stockholder further agrees not to commit or agree to take any action inconsistent with the foregoing.

                     (c) Except as provided in the immediately succeeding sentence of this Section 3(c), the Stockholder agrees not to (i) sell, transfer, pledge, assign or otherwise dispose of (including by gift) (collectively, the "Transfer"), or enter into any contract, option or other arrangement (including any profit sharing agreement) with respect to the Transfer of the Subject Shares to any person other than pursuant to the terms of the Merger, or (ii) enter into any voting arrangement, whether by proxy, voting agreement or otherwise, in connection with, directly or indirectly, any Acquisition Proposal, and agrees not to commit or agree to take any of the foregoing actions. Notwithstanding the foregoing, the Stockholder shall have the right, for tax planning purposes, to Transfer the Subject Shares to a transferee provided that, as a condition to any such Transfer, each such transferee shall execute and deliver to Chancellor a counterpart of this Agreement and expressly agree to be bound hereby;

                     (d) During the term of this Agreement, the Stockholder shall not, nor shall it permit any investment banker, attorney or other adviser or representative of the Stockholder to, (i) directly or indirectly solicit, initiate or encourage the submission of, any Acquisition Proposal or (ii) directly or indirectly participate in any discussions or negotiations regarding, or furnish to any person any information with respect to, or take any other action to facilitate any inquiries or the making of any proposal that constitutes, or may reasonably be expected to lead to, any Acquisition Proposal.

                     (e) Until after the Merger is consummated or the Merger Agreement is terminated, the Stockholder shall use all reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with Chancellor in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the Merger and the other transactions contemplated by the Merger Agreement.





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       4.     Further Assurances.  The Stockholder will, from time to time, execute and deliver, or cause to be executed and delivered, such additional or further consents, documents and other instruments as Chancellor may reasonably request for the purpose of effectively carrying out the transactions contemplated by this Agreement.

       5. Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by either of the parties without the prior written consent of the other parties, except that Chancellor may assign, in its sole discretion, any or all of its rights, interests and obligations hereunder to any direct or indirect wholly owned subsidiary of Chancellor. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.

       6.     Termination.  This Agreement shall terminate upon the earlier of
(a) 15 months from the date hereof or (b) the Effective Time of the Merger; provided, however, that if the Company is not in breach of its obligations under the Merger Agreement and the Stockholder is not in breach of its obligations under this Agreement, this Agreement shall terminate at the time the Merger Agreement is terminated (i) pursuant to Section 7.1(a), 7.1(b)(ii), 7.1(b)(iii) or 7.1(b)(iv) thereof, or (ii) by the Company pursuant to Section 7.1(b)(v) thereof as a result of a Material Breach of the Agreement by Chancellor or (iii) otherwise pursuant to its terms solely because the FCC shall have issued a final, nonappealable order that fails to satisfy the conditions set forth in Section 6.1(b) of the Merger Agreement (after giving effect to any waiver thereof by Chancellor).

       7.     General Provisions.

                     (a) Amendments. This Agreement may not be amended except by an instrument in writing signed by each of the parties hereto.

                     (b) Notice. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or sent by overnight courier (providing proof of delivery) to Chancellor in accordance with Section 9.1 of the Merger Agreement and to the Stockholder at its address set forth on the signature pages hereto (or at such other address for a party as shall be specified by like written notice).





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                     (c)    Interpretation.  When a reference is made in this
       Agreement to Sections, such reference shall be to a Section to this Agreement unless otherwise indicated. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Wherever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation."

                     (d) Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more of the counterparts have been signed by each of the parties and delivered to the other party, it being understood that each party need not sign the same counterpart.

                     (e) Entire Agreement; No Third-Party Beneficiaries. This Agreement (including the documents and instruments referred to herein)
       (i) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof and (ii) is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

                     (f) Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware regardless of the laws that might otherwise govern under applicable principles of conflicts of law thereof.

       8. Enforcement. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any court of the United States located in the State of Delaware or in a Delaware state court, this being in addition to any other remedy to which they are entitled at law or in equity.
In addition, each of the parties hereto (i) consents to submit such party to the personal jurisdiction of any Federal court in the event any dispute arises out of this Agreement or any of the transactions contemplated hereby, (ii) agrees that such party will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (iii) agrees that such party will not bring any action relating to this Agreement or the transactions contemplated





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hereby in any court other than a Federal court sitting in the state of Delaware or a Delaware state court and (iv) waives any right to trial by jury with respect to any claim or proceeding related to or arising out of this Agreement or any of the transactions contemplated hereby.


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       IN WITNESS WHEREOF, Chancellor has caused this Agreement to be signed by its officer thereunto duly authorized and the Stockholder has duly signed this Agreement, all as of the date first written above.


                                   CHANCELLOR MEDIA CORPORATION


                                   By:  /s/ JEFFREY A. MARCUS
                                      ------------------------------------------
                                   Name:
                                   Title:


                                   RANGER EQUITY PARTNERS, L.P., a Delaware limited partnership

                                   By:     TOH/Ranger, LLC, a Texas limited
                                           liability company, its general
                                           partner


                                           By:   /s/ MICHAEL J. LEVITT
                                               ---------------------------------
                                           Name:
                                           Title:


                                   Address:
                                   c/o Hicks, Muse, Tate & Furst Incorporated
                                   200 Crescent Court, Suite 1600
                                   Dallas, Texas 75201
                                   Attention:  Lawrence D. Stuart, Jr.


                                   Copy to:
                                   Vinson & Elkins L.L.P.
                                   3700 Trammell Crow Center
                                   2001 Ross Avenue
                                   Dallas, Texas 75201
                                   Attention:  Michael D. Wortley, Esq.





                      (Signature Page to Voting Agreement)